ALPS ASSET ALLOCATION GROWTH & INCOME	FINANCIAL INVESTORS TRUST Investor Shares: RLGAX | Class A: RAGIX| Class C: RLGCX | Class I: RLIIX
Summary Prospectus February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/mutual-funds/rliix. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2026, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 92 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 65 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	3.25%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%(2)	0.00%
Total Other Expenses	0.20%	0.20%	0.20%	0.20%
Shareholder Services Fees	0.00%	0.00%	0.00%(2)	0.00%
Other Expenses	0.20%	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(3)	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses(4)	0.80%	0.80%	1.55%	0.55%

(1)

Pursuant to the Fund’s advisory agreement, ALPS Advisors, Inc. (the “Adviser” or “AAI”) does not receive a management fee from the Fund. However, the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Adviser.

(2)	Per the Distribution and Services Plan (“the Plan”), the Plan allows up to an annual rate of 0.75% for distribution and marketing and up to 0.25% as a service fee.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the acquired funds.

(4)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 82	$ 255	$ 444	$ 989
Class A Shares	$ 404	$ 572	$ 755	$ 1,282
Class C Shares	$ 258	$ 489	$ 844	$ 1,843
Class I Shares	$ 56	$ 176	$ 307	$ 689

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$ 158	$ 489	$ 844	$ 1,843

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ALPS Asset Allocation Growth & Income

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser” or “AAI”) seeks to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (“ETFs”) that, under normal market conditions, are expected to consist of ETFs advised by the Adviser (“AAI ETFs”), as well as unaffiliated ETFs. The ETFs in which the Fund may invest consist of ETFs that are listed on U.S. exchanges and may have exposure to international securities. The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 60% to equities and 40% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Adviser’s periodic modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that are perceived to have a higher probability of relative outperformance.

The Fund is designed for investors seeking current income and capital appreciation while also seeking to manage risk. The Fund will typically have an allocation to global equities and therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 40%/60% to 80%/20% instead of the 60%/40% target. The Fund is expected to invest between 40% and 80% of its assets primarily in ETFs with exposure to a globally diversified basket of equities (which may include common and preferred stock of issuers located in emerging markets). The balance of the Fund is expected to be invested primarily in various other income-paying ETFs, the assets of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments, including government bonds, corporate bonds, and U.S. municipal bonds, of any credit quality, including “junk” bonds, and of any duration. The Adviser may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

In making strategic asset allocation decisions for the Fund, the Adviser seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for the Fund, the Adviser applies tactical allocation that incorporates price, economic and earnings momentum, and other variables into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the AAI ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

Each ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in Alerian Energy Infrastructure ETF, ALPS Active Equity Opportunity ETF, ALPS Active REIT ETF, ALPS Clean Energy ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Intermediate Municipal Bond ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS | CoreCommodity Natural Resources ETF, ALPS | O’Shares Europe Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | Smith Core Plus Bond ETF, and Level Four Large Cap Growth Active ETF. The portion of the Fund’s portfolio invested in AAI ETFs will vary from time to time. There is no minimum or maximum amount of the Fund’s portfolio that may be invested in AAI ETFs at any given time.

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PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

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Affiliated ETF Risk. The Adviser receives advisory fees from underlying AAI ETFs that are payable to it pursuant to the advisory agreements of those underlying AAI ETFs. It is possible that a conflict of interest among the Fund and the AAI ETFs could affect how the Adviser fulfills its fiduciary duties to the Fund and the AAI ETFs. The Adviser may have an incentive to take into account the effect on an AAI ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that AAI ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to the Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of AAI ETFs.

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ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including AAI ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. Where all or a portion of an underlying ETF’s underlying securities trade on a foreign market, there may be differences between the price of the underlying ETF’s shares and the shares of the underlying securities due to differences in the opening and closing times of such foreign markets.

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Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

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Allocation Risk. The performance of the Fund will depend largely on the investment decisions of AAI as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, AAI’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

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Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements.

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Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to- earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

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Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that AAI may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by AAI within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

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Fixed Income Securities Risk. The Fund’s investments, through an underlying ETF, in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities

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ALPS Asset Allocation Growth & Income

and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase. Additionally, the Fund’s investments in fixed income securities may underperform due to inflation (or the expectation of inflation). Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline.

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Corporate Debt Risk. Corporate debt securities in which the Fund may invest, through an underlying ETF, are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

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Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. When interest rates rise, the value of the underlying ETF’s investments in fixed-income securities will generally decrease, which means the Fund’s NAV will likewise decrease.

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Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

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Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

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Small-, Mid-, and Large-sized Companies Risk. The Fund’s investments, through an underlying ETF, in securities issued by small- and mid-sized companies, which can include companies that may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Companies with large market capitalizations may have less growth potential than smaller companies and may not be able to react as quickly to changes in the marketplace.

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High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

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Prepayment and Extension Risk. An underlying ETF may invest in securities that are exposed to prepayment and/or extension risk. When interest rates fall, issuers of high interest debt obligations in which an underlying ETF invest may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping an underlying ETF’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt the Fund’s performance. Prepayments could also create capital gains tax liability in some instances.

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Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

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Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

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Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of

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imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

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Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Fund’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

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Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with the securities owned by an underlying ETF, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

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Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

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Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. To the extent the Fund uses futures contracts, which are a type of derivative, it is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

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Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

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Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities’ perceived or actual credit risk, as well as the Fund’s performance.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices

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ALPS Asset Allocation Growth & Income

that are representative of the Fund’s investment strategy. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: June 30, 2020	14.26%
Worst Quarter: March 31, 2020	-18.39%

The Fund’s Investor Class share year-to-date return as of December 31, 2025 was 14.31%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	14.31%	6.99%	6.98%
Return After Taxes on Distributions	12.26%	5.63%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.41%	5.03%	5.19%
Class A Shares
Return Before Taxes	8.02%	5.79%	6.37%
Class C Shares
Return Before Taxes	12.53%	6.19%	6.18%
Class I Shares
Return Before Taxes	14.62%	7.26%	7.24%
Morningstar Global Markets Index (reflects no deduction for fees, expenses or taxes)*	22.13%	10.68%	11.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)**	7.30%	-0.36%	2.01%
60% Morningstar Global Markets Index and 40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)**	16.09%	6.27%	7.78%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Laton Spahr, President of ALPS Advisors, and Eric Hewitt, Director of Research of ALPS Advisors, have been portfolio managers of the Fund since February 28, 2025. Messrs. Spahr and Hewitt have joint and primary responsibility for the day-to-day management of the Fund’s portfolio.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four classes of shares: Investor Class. Class A, Class C and Class I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000.

Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

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Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules. Special rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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